                                      EXHIBIT A

                                   GENERAL RELEASE
                                   ---------------


    THIS GENERAL RELEASE (hereinafter "Release") is made and entered into by and between [NAME] (hereinafter "[LASTNAME]") and ENCAD, Inc. (hereinafter "EMPLOYER"), and inures to the benefit of each of EMPLOYER's current, former and future parents, subsidiaries, related entities, employee benefit plans and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns.

                                       RECITALS
                                       --------

    A. [LASTNAME] was for a period of time an employee of EMPLOYER, most recently as its [TITLE];

    B.   On                , 199 , [LASTNAME] and EMPLOYER entered into that
            ----------------     -
certain letter agreement (the "Letter Agreement") pursuant to which [LASTNAME] may become entitled to certain severance benefits upon the (i) termination of [LASTNAME]'s employment under certain circumstances described in the Letter Agreement and (ii) [LASTNAME]'s execution of a General Release (as defined in the Letter Agreement). This Release is that General Release described in the Letter Agreement.

    C.   [LASTNAME]'s employment with EMPLOYER ceased effective [DATE];

    D. [LASTNAME] and EMPLOYER wish permanently to resolve any and all disputes arising out of [LASTNAME]'s employment with EMPLOYER or the cessation of that employment.

    NOW, THEREFORE, for and in consideration of the execution of this Release and the mutual covenants contained in the following paragraphs, EMPLOYER and [LASTNAME] agree as follows:

    1. INCORPORATION OF RECITALS. The recitals set forth above and identification of the parties to, and beneficiaries of, this Release are incorporated by references as though fully set forth herein.

    2. WAGES AND PAID TIME OFF PAID. [LASTNAME] acknowledges that [S/HE] has been paid for all of [HIS/HER] wages and [HIS/HER] accrued and unused paid time off.

    3. GENERAL RELEASE. [LASTNAME] for [HIM/HER]self, [HIS/HER] heirs, executors, administrators, assigns and successors, fully and forever releases and discharges EMPLOYER and each of its current, former and future parents, subsidiaries, related entities, employee benefit plans and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns (collectively, "Releasees"), with respect to any and all claims, liabilities and causes of action, of every nature, kind and description, in law, equity or otherwise, which have arisen, occurred or existed at any time prior to the signing of this Release, including, without limitation, any and all claims, liabilities and causes of action arising out of or relating to [LASTNAME]'s employment with EMPLOYER or the cessation of that employment.

    4. KNOWING WAIVER OF EMPLOYMENT-RELATED CLAIMS. [LASTNAME] understands and agrees that [S/HE] is waiving any and all rights [S/HE] may have had, now has, or in the future may have, to pursue against any of the Releasees any and all remedies available to [HIM/HER] under any employment-related causes of action, including without limitation, claims of wrongful discharge, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, discrimination, personal injury, physical injury, emotional distress, claims under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans With Disabilities Act, the Federal Rehabilitation Act, the Family and Medical Leave Act, the California Fair Employment and Housing Act, the California Family Rights Act, the Equal Pay Act of 1963, the provisions of the California Labor Code and any other federal, state or local laws and regulations relating to employment, conditions of employment (including wage and hour laws) and/or employment discrimination.

    5. WAIVER OF CIVIL CODE Section 1542. [LASTNAME] expressly waives any and all rights and benefits conferred upon [HIM/HER] by Section 1542 of the Civil Code of the State of California, which states as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

[LASTNAME] expressly agrees and understands that this Release applies to all unknown, unsuspected and unanticipated claims, liabilities and causes of action which [S/HE] may have against EMPLOYER or any of the other Releasees.

    6. SEVERABILITY OF RELEASE PROVISIONS. [LASTNAME] agrees that if any provision of this Release given by [HIM/HER] is found to be unenforceable, it will not affect the enforceability of the remaining provisions and the courts may enforce all remaining provisions to the extent permitted by law.

    7. PROMISE TO REFRAIN FROM SUIT OR ADMINISTRATIVE ACTION. [LASTNAME] promises and agrees that [S/HE] will never sue EMPLOYER or any of the other Releasees, or otherwise institute or participate in any legal or administrative proceedings against EMPLOYER or any of the other Releasees, with respect to any claim covered by the provisions of this Release, including but not limited to claims arising out of [LASTNAME]'s employment with EMPLOYER or the termination of that employment, unless [S/HE] is compelled by legal process to do so.

    8. PROMISE TO REFRAIN FROM ASSISTING IN SUIT OR ADMINISTRATIVE ACTION. [LASTNAME] promises and agrees that [S/HE] shall not advocate or incite the institution of, or assist or participate in, any suit, complaint, charge or administrative proceeding by any other person against EMPLOYER or any of the other Releasees,

    9. INTEGRATED AGREEMENT. The parties acknowledge and agree that no promises or representations were made to them which do not appear written herein or in the Letter Agreement and that this Release and the Letter Agreement contains the entire agreement of the parties on the subject matter hereof and thereof. The parties further acknowledge and agree that parol evidence shall not be required to interpret the intent of the parties.

    10. VOLUNTARY EXECUTION. The parties hereby acknowledge that they have read and understand this Release and that they sign this Release voluntarily and without coercion.

    11. WAIVER, AMENDMENT AND MODIFICATION OF RELEASE. The parties agree that no waiver, amendment or modification of any of the terms of this Release shall be effective unless in writing and signed by all parties affected by the waiver, amendment or modification. No waiver of any term, condition or default of any term of this Release shall be construed as a waiver of any other term, condition or default.

    12. CALIFORNIA LAW. The parties agree that this Release and its terms shall be construed under California law without regard to conflict of laws provisions thereof.

    13. DRAFTING. The parties agree that this Release shall be construed without regard to the drafter of the same and shall be construed as though each party to this Release participated equally in the preparation and drafting of this Release.

    14. COUNTERPARTS. This Release may be signed in counterparts and said counterparts shall be treated as though signed as one document.

    15. PERIOD TO CONSIDER TERMS OF RELEASE. [LASTNAME] acknowledges that this Release was presented to [HIM/HER] on [DATE] and that [S/HE] is entitled to have a twenty-one (21) day period in which to consider this Release. [LASTNAME] acknowledges that [S/HE] has obtained the advice and counsel from the legal representative of [HIS/HER] choice and executes this Release having had sufficient time within which to consider its terms. [LASTNAME] represents that if [S/HE] executes this Release before twenty-one (21) days have elapsed, [S/HE] does so voluntarily, upon the advice and with the approval of [HIS/HER] legal counsel, and that [S/HE] voluntarily waives any remaining consideration period.

    16. REVOCATION OF RELEASE. [LASTNAME] understands that after executing this Release, [S/HE] has the right to revoke it within seven (7) days after [HIS/HER] execution of it. [LASTNAME] understands that this Release will not become effective and enforceable unless the seven (7) day revocation period passes and [LASTNAME] does not revoke the Release in writing. [LASTNAME] understands that this Release may not be revoked after the seven (7) day revocation period has passed. [LASTNAME] understands that any revocation of this Release must be made in writing and delivered to EMPLOYER at 6059 Cornerstone Court West, San Diego, California 92121 within the seven (7) day period. [LASTNAME] understands that [S/HE] will be entitled to receive the benefits described in the Letter Agreement only if [S/HE] signs and returns the Notice of Non-Revocation attached hereto as EXHIBIT A to EMPLOYER. [LASTNAME] will wait at least seven (7) days after signing this Release before signing EXHIBIT A.


                                         -3-

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                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    17. REPRESENTATION BY COUNSEL. The parties represent that they have been, or have been strongly encouraged by Employer to have engaged and have been, represented in negotiations for the preparation of this Release by counsel of their own choosing, and that they have entered into this Release voluntarily, without coercion, and based upon their own judgment and not in reliance upon any representations or promises made by the other party or parties or the undersigned attorneys, other than those contained within this Release and the Letter Agreement. The parties further agree that if any of the facts or matters upon which they now rely in making this Release hereafter prove to be otherwise, this Release will nonetheless remain in full force and effect.


Dated:
     ------------------           -------------------------------
                                  [EMPLOYEE]


                                  EMPLOYER

                                  ENCAD, INC.


Dated:                            BY:
     ------------------              ----------------------------



APPROVED AS TO FORM AND CONTENT:

                                     ----------------------------
Dated:                            By:
     ------------------              ----------------------------

                                     Attorneys for [EMPLOYEE]





Dated:                            By:
     ------------------              ----------------------------

                                     Attorneys for [EMPLOYER]






                   [COUNTERPART SIGNATURE PAGE TO GENERAL RELEASE]

                             EXHIBIT A TO GENERAL RELEASE



    I certify and confirm that I do NOT revoke the General Release executed by me on [DATE].
    I understand that I must sign and return this document to ENCAD, Inc. no sooner than seven (7) days after my execution of the General Release in order to receive any of the benefits due me under the Letter Agreement (as defined in the General Release), and that I shall not begin receiving any such benefits until ENCAD, Inc. is in receipt of this notice of non-revocation.

Dated:
     ------------------           -----------------------------
                                  [EMPLOYEE NAME]


                                         A-1